Execution Version

Exhibit 10.1

Certain information has been excluded from this Exhibit 10.1 because it (i) is not material and (ii) is the type that Hallador Energy Company treats as private or confidential. Brackets with triple asterisks denote omissions. [***]

SECOND Amendment to Credit Agreement

This SECOND Amendment to Credit Agreement (this “Second Amendment”), dated as of June 25, 2026, is among HALLADOR ENERGY COMPANY, a Colorado corporation (“Borrower”), TEXAS CAPITAL BANK, as administrative agent for the Lenders party to the Existing Credit Agreement referred to below (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

RECITALS

A.The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of March 5, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Second Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.The parties hereto are entering into this Second Amendment to amend the Existing Credit Agreement as set forth in Section 2 hereof effective as of the Second Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Second Amendment refer to the Existing Credit Agreement.
Section 2.Amendments to the Existing Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Existing Credit Agreement shall be amended (a) effective as of the Second Amendment Effective Date in the manner provided in Section 2.1, Section 2.2 and Section 2.3 and (b) effective as of May 30, 2026, in the manner provided in Section 2.4.
2.1Amendment to Section 8.1 (Total Leverage Ratio). Section 8.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 8.1Total Leverage Ratio. As of the last day of each Test Period ending during any period set forth below, Borrower shall not permit the Total Leverage Ratio to exceed the ratio set forth opposite such period below:

LEGAL_AMERICAS # 601247949.5

Period	Total Leverage Ratio
March 31, 2026	2.50 to 1.0
From and after June 30, 2026	4.25 to 1.0

2.2Amendment to Section 8.2 (Senior Secured Leverage Ratio). Section 8.2 of the Existing Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

Section 8.2Senior Secured Leverage Ratio. As of the last day of each Test Period ending during any period set forth below, Borrower shall not permit the Senior Secured Leverage Ratio to exceed the ratio set forth opposite such period below:

Period	Senior Secured Leverage Ratio
March 31, 2026	2.50 to 1.0
June 30, 2026 to and including September 30, 2026	3.00 to 1.0
December 31, 2026 to and including March 31, 2027	2.75 to 1.0
From and after June 30, 2027	2.50 to 1.0

2.3Replacement of Schedule 5.24 (Material Agreements).  Schedule 5.24 to the Existing  Credit Agreement is hereby replaced in its entirety with Schedule 5.24 attached hereto, and Schedule 5.24 attached hereto shall be deemed to be attached as Schedule 5.24 to the Credit Agreement.
2.4 Replacement of Schedule 7.13 (Burdensome Agreements).  Schedule 7.13 to the Existing  Credit Agreement is hereby replaced in its entirety with Schedule 7.13 attached hereto, and Schedule 7.13 attached hereto shall be deemed to be attached as Schedule 7.13 to the Credit Agreement.
Section 3.Conditions Precedent. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) that the Administrative Agent shall have received executed counterparts of this Second Amendment from the Borrower, the Administrative Agent and the Required Lenders.
Section 4.Miscellaneous.
4.1Confirmation and Effect.  The provisions of the Existing Credit Agreement (as modified by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment.  Each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement as modified hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.

LEGAL_AMERICAS # 601247949.5

4.2Ratification and Affirmation of Loan Parties.  The Borrower hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) ratifies and affirms the obligations of each Loan Party under the Loan Documents to which it is a party, (iii) acknowledges, renews and extends each Loan Party’s continued liability under the Loan Documents to which it is a party, (iv) represents and warrants to the Administrative Agent and the Lenders that each representation and warranty of any Loan Party contained in Article V of the Credit Agreement and/or the other Loan Documents to which it is a party is true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, (v) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance by the Borrower of this Second Amendment are within its corporate powers, have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by Debtor Relief Laws and general principles of equity, and (vi) represents and warrants to the Administrative Agent and the Lenders that, immediately after giving effect to this Second Amendment, no Default or Event of Default exists.
4.3Counterparts.  This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Second Amendment by telecopy, emailed pdf., tif. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
4.4NOTICE OF FINAL AGREEMENT.  THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
4.5GOVERNING LAW.  THIS SECOND AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO APPLICABLE RULES OF CONFLICTS OF LAWS).

LEGAL_AMERICAS # 601247949.5

4.6Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent in accordance with Section 11.1(a) of the Existing Credit Agreement.
4.7Severability.  Any provision of this Second Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Second Amendment and the effect thereof shall be confined to the provision held to be invalid or illegal.  Furthermore, the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.
4.8Successors and Assigns.  This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, subject to Section 11.8 of the Credit Agreement.
4.9Loan Document.  For the avoidance of doubt, this Second Amendment is a Loan Document.

[Signature Pages Follow.]

LEGAL_AMERICAS # 601247949.5

The parties hereto have caused this Second Amendment to be duly executed as of the day and year first written above.

BORROWER:

HALLADOR ENERGY COMPANY

By:/s/TODD E. TELESZ
Name:Todd E. Telesz
Title: Executive Vice President, Chief Financial

Officer and Treasurer

[Signature Page to Second Amendment to Credit Agreement – Hallador Energy Company]

ADMINISTRATIVE AGENT SWINGLINE LENDER, L/C ISSUER AND LENDERS:

TEXAS CAPITAL BANK,

as Administrative Agent, Swingline Lender,

L/C Issuer and a Lender

By:/s/DAN LIDDLE

Name:Dan Liddle

Title:Managing Director

[Signature Page to Second Amendment to Credit Agreement – Hallador Energy Company]

OLD NATIONAL BANK,

as L/C Issuer and a Lender

By:/s/JENNIFER GILBERT

Name:Jennifer Gilbert
Title:Senior Vice President

[Signature Page to Second Amendment to Credit Agreement – Hallador Energy Company]

FIRST FINANCIAL BANK, N.A.,

as a Lender

By:/s/DAN LAUGHNER
Name:Dan Laughner
Title:Senior Commercial Banking Executive

[Signature Page to Second Amendment to Credit Agreement – Hallador Energy Company]

WaFd BANK,

as a Lender

By:/s/JIM STEEL
Name:Jim Steel
Title:SVP/Director of Syndicated Finance

[Signature Page to Second Amendment to Credit Agreement – Hallador Energy Company]

SCHEDULE 5.24

Material Agreements

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SCHEDULE 7.13

Burdensome Agreements

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